C Class
Zebra Large Cap Equity Fund
Zebra Small Cap Equity Fund

Supplement Dated September 23, 2010
To the Prospectus dated September 1, 2010

Zebra Large Cap Equity Fund- Fees and Expenses of the Fund

Footnote 2 is hereby replaced with the following:

2
The Manager has contractually agreed to waive and/or reimburse the C Class of the Fund for Distribution Fees and Other Expenses, as applicable, through September 1, 2011 to the extent that Total Annual Fund Operating Expenses exceed 2.04% for the C Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Zebra Small Cap Equity Fund- Fees and Expenses of the Fund

Footnote 2 is hereby replaced with the following:

2
The Manager has contractually agreed to waive and/or reimburse the C Class of the Fund for Distribution Fees and Other Expenses, as applicable, through September 1, 2011 to the extent that Total Annual Fund Operating Expenses exceed 2.24% for the C Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE